CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report, dated April 8, 1999, which appears on Page F-2 of the Registration Statement on Form SB-2 of GenesisIntermedia.com, Inc. and subsidiary for the year ended December 31, 1998.


                                    /s/ Singer Lewak Greenbaum & Goldstein, LLP


Los Angeles, California
January 25, 2000